Exhibit 99.1

Cano Presentation – San Francisco IPAA OGIS WEST Conference (October 3, 2006)

Disclosure Statements Safe-Harbor Statement -- Except for the historical information contained herein, the matters set forth in this presentation are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The company intends that all such statements be subject to the “safe-harbor” provisions of those Acts. Many important risks, factors and conditions may cause the company’s actual results to differ materially from those discussed in any such forward-looking statement. These risks include, but are not limited to, estimates or forecasts of reserves, estimates or forecasts of production, future commodity prices, exchange rates, interest rates, geological and political risks, drilling risks, product demand, transportation restrictions, the ability of Cano Petroleum, Inc. to obtain additional capital, and other risks and uncertainties described in the company’s filings with the Securities and Exchange Commission. The historical results achieved by the company are not necessarily indicative of its future prospects. The company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Cautionary Notes to Investors – The Securities and Exchange Commission (SEC) permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. Cano uses “non-proved reserves” in this presentation, which the SEC’s guidelines strictly prohibit it from including in filings with the SEC. Investors are urged to also consider closely the disclosures in Cano’s Form 10-KSB for the fiscal year ended June 30, 2006 and Cano’s Form 10-QSB for the fiscal quarter ended June 30, 2006, available from Cano by calling 866.314.2266.  These forms also can be obtained from the SEC at www.sec.gov . PV10 Calculations of Reserve Values are based on the SEC price deck for June 30, 2006 (Cano’s fiscal third quarter end) of $73.94 per bbl and $5.83 per mcf, are calculated “before tax” (BT) and consider the anticipated costs to develop and produce. NAV/share (Net Asset Value/share) calculation is derived from the PV10 of the proved reserves with adjustments for balance sheet items including other assets and liabilities, and accounts for potential dilution from options and warrants currently issued.

Cano Business Model Market World demand strong and growing Supply issues Favorable economics Early Mover Business model established Team and relationships built Asset accumulation Minimal Competition to Date Secondary and Enhanced Oil Recovery Managed Risk No exploration risk No international or offshore risk Limited engineering risk

Listing AMEX: CFW Senior Debt:($55 million Borrowing Base) $0 Drawn Preferred Convertible Stock $49.1 million Shares outstanding 32.3 million Market Cap $121 million Pre-Tax PV-10 $570.4 million Proved Reserves 45.4 MMBOE % PUD 79% % Oil 73% Total Acreage 56,288 Areas of Operation Texas Panhandle, Central Texas, Oklahoma Cano Petroleum – Key Statistics Cano Petroleum is an independent oil and gas company focused on secondary and enhanced oil recovery from mature fields Market Cap as of September 26, 2006, based on stock price of $3.74 and 32.3 million shares outstanding. Based on SEC Price Deck for June 30, 2006 of $73.94/Bbl and $5.83/Mcf. (a) (b)

Business Strategy Acquire low-cost assets suitable for Enhanced Oil Recovery (EOR) and with a high ratio of probable/possible to proved reserves Convert PUD to PDP through Secondary Recovery (Waterflood) and convert probables and possibles to PUD (then PDP) by applying Tertiary Recovery EOR technologies

Why Enhanced Oil Recovery Proven, low risk technology OOIP determined by historical production Focus on mature fields with substantial existing infrastructure Well maintained infrastructure and abundant technical information Experienced management and technical team provide Cano with a competitive advantage Large Independents and Majors less focused on mature fields Large-scale projects with substantial reserve potential Primary recovery only represents 10% - 30% of OOIP

15% to 25% Additional Recovery of OOIP (Tertiary Recovery) 10% to 20% Additional Recovery of OOIP (Secondary Recovery) 10% to 30% Recovery of OOIP (Primary Recovery) Secondary Tertiary Primary Residual Oil 10% to 25% Residual Recovery Profile of a Conventional Reservoir

Production & Reserves Total Acreage: 56,288 Total Reserves $1,120 MM 95 Probable/Possible (Unrisked) $570 MM 45 SEC proved (6/30/06) PV10 MMBOE FT. WORTH DESDEMONA RICH VALLEY NOWATA DAVENPORT Rich Valley Acreage: 4,500 .6 MMBOE proved; .5 MMBOE prob/poss 120 boepd Davenport Acreage: 2,178 1.6 MMBOE proved; 11 MMBOE probable 50 boepd Nowata Acreage: 2,601 1.3 MMBOE proved; 5 MMBOE probable 200 boepd CORSICANA Corsicana Acreage: 341 .8 MMBOE proved; 1.5 MMBOE Mboe probable Panhandle Acreage: 27,000 33.4 MMBOE proved; 48 MMBOE prob/poss 800 boepd PANHANDLE Total Production: ~1,600 boepd Pantwist Acreage: 9,700 7.1 MMBOE proved; 4 MMBOE prob/poss 400 boepd Desdemona Acreage: 9,968 .6 MMBOE proved; 25 MMBOE prob/poss 30 boepd TWISTER

Enhanced Oil Recovery Convert 95 Million BOE Probable/Possible to Proved Reserves 11 Million add’l boe 5 Million add’l boe 25 Million add’l boe .5 Million add’l boe 1.5 Million add’l boe 48 Million add’l boe 4 Million add’l boe 0 20 40 60 80 100 MMBOE Davenport Rich Valley Nowata Desdemona Corsicana Panhandle Pantwist Prob/Poss Proved

Reserves and PV-10 (a) Proved Reserves as of June 30, 2006, (b) PV-10 based on SEC Price Deck for June 30, 2006 of $73.94/Bbl and $5.83/Mcf. 2% 15% 72% 74% 4% Proved Reserves by Project (a) 70% 16% 5% 3% 3% 2% 1% PV-10 by Project 69% 17% 4% 3% 3% 3% 1% Panhandle Pantwist Corsicana Desdemona Nowata Davenport Rich Valley Project Proved Reserves (MMBOE) (a) Panhandle 33.4 Pantwist 7.1 Desdemona 0.6 Nowata 1.3 Davenport 1.6 Corsicana 0.8 Rich Valley 0.6 Cano Total 45.4 Project PV-10 ($MM (b) Panhandle $410.8 Pantwist  83.2 Desdemona 23.7 Nowata 6.2 Davenport 17.1 Corsicana 22.6 Rich Valley 6.8 Cano Total $570.4

EOR Capture by Asset OOIP (MMBOE) Primary Secondary Tertiary Total Corsicana 7 2 1 2 4 Percentage of OOIP 25% 15% 30% 61% Davenport 58 12 10 11 33 Percentage of OOIP 21% 17% 19% 57% Desdemona 92 24 6 19 50 Percentage of OOIP 26% 7% 21% 54% Nowata 58 18 15 5 38 Percentage of 0OIP 30% 26% 9% 65% Panhandle 382 90 51 24 165 Percentage of OOIP 24% 13% 6% 43% Pantwist 161 22 10 - 32 Percentage of 00IP 14% 6% 0% 20% PDP/PDNP 12 12 Percentage of OOIP 2% 2% Total Portfolio 758 167 106 60 333 22% 14% 8% 44% Cano Capture MMBOE 80 60 140 Percentage of OOIP 10.5% 8.0% 18.5%

Typical EOR Project Timeline Phases Duration Pilot Program Facilities and Equipment in Place Water Injection – Initial Response Production Reaches Peak Peak Production Plateau Production Decline 2 – 3 Months 2 – 3 Months 6 – 9 Months 3 Years 4 Years 10 – 30 Years

FY 2007 Capital Capital by Field 0% 11% 6% 8% 67% 6% 2% Panhandle ($27.4M) Corsicana ($3.2M) Desdemona ($2.6M) Desdemona Marble Falls / Barnett Development ($4.5M) Davenport ($2.5M) Nowata ($0.7M) Rich Valley ($0.1M) Capital Detail 9% 33% 25% 33% New Well Drills ($13.4M) Facilities ($10.2M) Workers/Conversions ($13.7M) Other/Contingency (3.6M)

CANO PETROLEUM
Producing oil & gas in the USA for the USA

Future Capital Budget


($ in thousands)
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
$100,787
$107,670
$68,050
$90,955
$78,778
FY 2008
FY 2009
FY 2010
FY 2011
FY 2012

	FY 2008	FY 2009	FY 2010	FY 2011	FY 2012
Panhandle	$52,463	$34,985	$4,892	$ -	$6,407
Pantwist	19,265	22,372	4,985	4,382	3,130
Desdemona	13,757	13,998	3,319	29,286	31,746
Corsicana	9,850	9,020	106	-	-
Nowata	4,010	12,478	15,235	14,470	7,759
Davenport	1,442	14,817	39,514	42,817	29,735
	$100,787	$107,670	$68,050	$90,955	$78,778

WWW.CANOPETRO.COM • Amex: CFW
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Production Profile Unrisked **Probable reserves risked at 50% of Tertiary (surfactant polymer and CO-2 recovery volumes; Possible reserves risked at 75% of Tertiary (surfactant polymer and CO-2) recovery volumes; all per SPE/WPC guidelines Cano Risked** Production Profile - 2,500 5,000 7,500 10,000 12,500 15,000 17,500 20,000 22,500 2006 2007 2008 2009 2010 2011 2012 Years BOEPD P-10* Poss Prob PUD PDP

Income Model At $60.00/Bbl and $7.00/MCF Cano Operating Profit Model $- $10 $20 $30 $40 $50 $60 2006 2007 2008 2009 2010 2011 2012 Years $/BOE Operating Margin/$BOE Prod Taxes DD&A LOE G&A

Current stock price $3.74/share Shares outstanding 32.3 million Preferred Convertible Stock $49.1 million Market capitalization $121 million Proved reserves (boe) 45.4 million PV10* SEC Proved reserves (less Pref) $521 million NAV/share of Proved $16.13/share Proved and risked** Probable reserves (boe) 84 million PV10* SEC Proved + risked** Probable reserves $1,195 million NAV/share of Proved + risked** Probable reserves $37.02/share *As of 6/30/2006 at $73.945/Bbl and $5.838/MCF **Probable reserves risked at 50% of Tertiary (surfactant polymer and CO-2) recovery volumes Net Asset Valuation

Corporate Strategy FY2006-2010 Execution, Execution, Execution Increase production/cash flow Develop Panhandle Waterflood PUD’s Convert Probable reserves to Proved implement waterflood at Desdemona and Pantwist apply SP at Corsicana launch of Nowata and Desdemona SP projects apply SP at Davenport Acquisition of additional properties that fit our business model